--------------------------------------------------------------------------------
SMALL CAP GROWTH
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Quasar
Fund

Annual Report
September 30, 2000

                                            AllianceCapital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
October 13, 2000

Dear Shareholder:

The following report highlights the performance and investment strategy of Alliance Quasar Fund (the "Fund") for the annual reporting period ended September 30, 2000.

Investment Objective and Policies

This open-end Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the U.S.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 2000 Growth Stock Index, for the six- and 12-month periods ended September 30, 2000.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended September 30, 2000

                                                      --------------------------
                                                            Total Returns
                                                      --------------------------
                                                      6 Months         12 Months
--------------------------------------------------------------------------------
Alliance Quasar
Fund
  Class A                                               8.85%            29.03%
--------------------------------------------------------------------------------
  Class B                                               8.42%            28.05%
--------------------------------------------------------------------------------
  Class C                                               8.41%            28.02%
--------------------------------------------------------------------------------
Russell 2000
Growth Stock
Index                                                  -11.05%           29.66%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of September 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.

      Additional investment results appear on pages 5-8.

--------------------------------------------------------------------------------

The Fund's outperformance versus its benchmark during the six-month period under review resulted from strong stock selection across all major sectors of the Fund's portfolio. Performance also benefited from modestly overweighted exposure to health care and energy sectors and underweighted positions in the poorly performing Internet and telecommunications services. Importantly, each sector manager outperformed his or her respective sec-


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

tor of the Russell 2000 Growth Stock Index for the six-month period ending September 30, 2000.

While our time horizon is longer term in nature, it can be useful to look at monthly performance to understand better how the Fund performs in different environments. This can be particularly useful in the current environment, where investor sentiment has swung wildly from month to month. We are pleased to share that Alliance Quasar Fund outperformed its benchmark during the six-month period under review. Importantly, the Fund generated significant outperformance during months of both positive and negative performance for the benchmark. While this does not suggest that the Fund will outperform in any environment, we do believe it underscores the team's balanced approach to small-cap growth investing.

Investment Strategy

The Fund seeks investments in faster-than-average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in smaller-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental and quantitative disciplines to identify attractive investment opportunities.

Investment Review

Against a backdrop of historically high levels of volatility, small-cap growth stocks (as measured by the Russell 2000 Growth Stock Index) underperformed their larger-cap peers (as measured by the Russell 1000 Growth Index) during the six-month period ending September 30, 2000. Throughout the period, small-cap investors gravitated to less richly valued securities driving significant outperformance for the Russell 2000 Value Index relative to the Russell 2000 Growth Stock Index. Within the small-cap growth universe, health care, energy, and financial services were the only three bright spots during the period. Most other sectors turned in fairly lackluster returns. The consumer, industrial, and telecommunications services performed poorly during the period.

As investors in the Fund will recall, the current management team assumed responsibility for the Fund just prior to the start of the recently completed six-month period. The new team moved quickly to transition the Fund's assets to a style more focused on growth and on companies displaying favorable fundamental momentum. We are pleased to report that this transition has been successfully completed.

Consistent with the new team's historical discipline, the Fund's sector exposure remained fairly in line with the sectors of the Russell 2000 Growth Stock Index throughout the six-month period. Therefore, the team benefited from a modestly overweighted ex posure to health care and energy. Conversely, a small overweight position in the consumer space and small un-


--------------------------------------------------------------------------------
2 o ALLIANCE QUASAR FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

derweight position in financial services negatively impacted returns during the period.

Despite the difficult small-cap environment over the past several months, the small-cap team has been able to identify what it believes are very attractive growth opportunities at reasonable valuations. As of September 30, 2000, the Fund's portfolio traded at a multiple of 35 times forecasted 2000 earnings. This reflects a meaningful discount to the corresponding valuation of the Russell 2000 Growth Stock Index and a significant discount of the Fund's forecasted growth rate of 46% for the year 2000.

The Fund's positioning within each sector has also changed somewhat during the period. In the technology sector, we have reduced our exposure to wireless handsets and semiconductors, preferring to focus on telecommunications infrastructure and mission-critical Internet enabling software. Within health care, we remain exposed to several well-financed, later-stage biotechnology companies, while modestly increasing our exposure to health services and specialty pharmaceutical distribution companies in the face of an improving regulatory environment. We also continue to invest in several energy companies with faster-than-industry-average production growth rates. Finally, our guarded stance toward the consumer and industrial sectors remains in place. Within these sectors, our exposure has been limited to companies whose growth prospects benefit from non-economically driven factors.

Outlook

We believe strongly that the intermediate- to longer-term prospects for the small-cap universe remain bright. However, our near-term enthusiasm is tempered somewhat by decelerating economic growth and continued high volatility. Although a more neutral bias toward interest rates may improve the outlook for equity multiples, we remain very focused on the negative impact a year's worth of rising rates may have on future earnings prospects. We believe these factors, combined with absolute valuations that still remain above historical averages, may limit small-cap outperformance over the near-term.

Despite a cautious near-term backdrop for small-cap growth stocks, the Alliance small-cap portfolio team remains confident in its current portfolio positioning. Our investment focus has been on high quality companies that we believe will be able to deliver better-than-expected fundamental performance in the face of a potentially slowing economy.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 3

----------------------
Letter to Shareholders
----------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]          John D.
                         Carifa

[PHOTO OMITTED]          Bruce K.
                         Aronow

Portfolio Manager, Bruce K. Aronow, is the team leader of the Small Cap Growth equity portfolio management team and has over 12 years of investment experience.

--------------------------------------------------------------------------------

Thank you for your continued interest and investment in Alliance Quasar Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE QUASAR FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
9/30/90 TO 9/30/00

                            [MOUNTAIN CHART OMITTED]

9/30/90
9/30/91
9/30/92
9/30/93
9/30/94
9/30/95
9/30/96
9/30/97
9/30/98
9/30/99
9/30/00           Russell 2000 Growth            Alliance Quasar
                  Stock Index: $45,122           Fund Class A: $39,703

This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Fund Class A shares (from 9/30/90 to 9/30/00) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market.

When comparing Alliance Quasar Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                              [BAR CHART OMITTED]

               Alliance Quasar Fund - Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                                                          Russell 2000
                             Alliance Quasar Fund      Growth Stock Index
--------------------------------------------------------------------------------
      9/30/91                       36.28%                    50.78%
      9/30/92                       -8.34%                    -0.22%
      9/30/93                       31.58%                    29.18%
      9/30/94                       -4.05%                     0.88%
      9/30/95                       30.73%                    28.18%
      9/30/96                       42.42%                    12.61%
      9/30/97                       27.81%                    23.35%
      9/30/98                      -23.45%                   -24.83%
      9/30/99                       11.89%                    32.63%
      9/30/00                       29.03%                    29.66%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B and Class C shares will differ due to different expenses associated with these classes.

The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE QUASAR FUND

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
September 30, 2000

INCEPTION DATES            PORTFOLIO STATISTICS

Class A Shares             Net Assets ($ mil): $1,277.0
2/12/69                    Median Market Capitalization ($ mil): $1,678.0
Class B Shares
9/17/90
Class C Shares
5/3/93

SECTOR BREAKDOWN

35.64% Technology
22.90% Health Care
20.06% Consumer Services
 4.90% Energy                                  [PIE CHART OMITTED]
 4.63% Finance
 4.27% Capital Goods
 3.08% Utilities
 1.72% Basic Industry
 0.99% Transportation
 0.85% Consumer Manufacturing
 0.96% Short-Term

COUNTRY BREAKDOWN

95.78% United States
 2.16% Canada
 1.18% France                                  [PIE CHART OMITTED]
 0.60% Luxembourg
 0.28% Bermuda

All data as of September 30, 2000. The Fund's sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

Average Annual Total Returns as of September 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                   1 Year                 29.03%                     23.54%
                  5 Years                 15.00%                     14.01%
                 10 Years                 15.29%                     14.78%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                   1 Year                 28.05%                     24.05%
                  5 Years                 14.12%                     14.12%
                 10 Years                 13.36%                     13.36%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                   1 Year                 28.02%                     27.02%
                  5 Years                 14.12%                     14.12%
         Since Inception*                 14.94%                     14.94%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

The Fund can invest in foreign securities which may magnify these fluctuations, due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 2/12/69, Class A; 9/17/90, Class B; 5/3/93, Class C.


--------------------------------------------------------------------------------
8 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
September 30, 2000

                                                                      Percent of
Company                                                  Value        Net Assets
--------------------------------------------------------------------------------
Exar Corp.                                           $ 26,486,900        2.1%
--------------------------------------------------------------------------------
Informatica Corp.                                      24,151,750        1.9
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                             24,067,878        1.9
--------------------------------------------------------------------------------
Elantec Semiconductor, Inc.                            22,814,125        1.8
--------------------------------------------------------------------------------
Interwoven, Inc.                                       21,979,350        1.7
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B                         17,995,000        1.4
--------------------------------------------------------------------------------
Dycom Industries, Inc.                                 17,746,819        1.4
--------------------------------------------------------------------------------
Iron Mountain, Inc.                                    17,571,300        1.4
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc.                              17,537,000        1.4
--------------------------------------------------------------------------------
C&D Technologies, Inc.                                 17,365,500        1.3
--------------------------------------------------------------------------------
                                                     $207,715,622       16.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended September 30, 2000

                                                 -------------------------------
                                                             Shares*
                                                 -------------------------------
Purchases                                         Bought        Holdings 9/30/00
--------------------------------------------------------------------------------
Cytyc Corp.                                      263,600                 263,600
--------------------------------------------------------------------------------
Digital Lightwave, Inc.                          144,700                 144,700
--------------------------------------------------------------------------------
Entravision Communications Corp. Cl.A            714,400                 714,400
--------------------------------------------------------------------------------
Informatica Corp.                                176,600                 259,000
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp. Cl.A                198,700                 198,700
--------------------------------------------------------------------------------
Michaels Stores, Inc.                            313,400                 313,400
--------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc. Cl.A             627,700                 627,700
--------------------------------------------------------------------------------
OM Group, Inc.                                   299,400                 299,400
--------------------------------------------------------------------------------
PC Connection, Inc.                              253,900                 253,900
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B                   236,000                 236,000
--------------------------------------------------------------------------------

Sales                                               Sold        Holdings 9/30/00
--------------------------------------------------------------------------------
Apex, Inc.                                       577,300                     -0-
--------------------------------------------------------------------------------
Aviron                                           401,300                     -0-
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                       108,500                144,900
--------------------------------------------------------------------------------
Excalibur Technologies Corp.                     495,200                136,100
--------------------------------------------------------------------------------
Insight Enterprises, Inc.                        458,300                     -0-
--------------------------------------------------------------------------------
Legg Mason, Inc.                                 345,600                     -0-
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc.                      1,809,900                494,000
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                          392,400                 67,000
--------------------------------------------------------------------------------
United Therapeutics Corp.                        180,200                     -0-
--------------------------------------------------------------------------------
Venator Group, Inc.                            1,610,400                437,500
--------------------------------------------------------------------------------

*     Adjusted for Stock Splits.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2000

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Common Stocks-99.8%

Technology-35.9%
Communication Equipment-3.1%
Digital Lightwave, Inc.(a) .................           144,700     $  10,508,837
Exfo Electro-Optical Engineering, Inc. .....
   (Canada)(a) .............................           196,200         8,546,962
New Focus, Inc.(a) .........................            73,100         5,779,469
Powerwave Technologies, Inc.(a) ............           194,800         7,396,313
Stanford Microdevices, Inc.(a) .............           134,700         7,206,450
                                                                    ------------
                                                                      39,438,031
                                                                    ------------
Computer Peripherals-1.9%
Informatica Corp.(a) .......................           259,000        24,151,750
                                                                    ------------

Computer Services-0.5%
eLoyalty Corp.(a) ..........................           519,800         6,627,450
                                                                    ------------

Computer Software-12.7%
Actuate Corp.(a) ...........................           496,500        17,152,523
BindView Development Corp.(a) ..............           341,900         2,585,619
Business Objects, SA ADR (France)(a) .......           134,500        15,206,906
Documentum, Inc.(a) ........................           134,700        10,935,956
Interwoven, Inc.(a) ........................           194,400        21,979,350
Macrovision Corp.(a) .......................           125,900        10,197,900
MatrixOne, Inc.(a) .........................           272,100        10,884,000
Micromuse, Inc.(a) .........................            66,600        13,382,438
NetIQ Corp.(a) .............................           226,700        14,891,356
Niku Corp.(a) ..............................           269,500         6,569,063
Pivotal Corp.(a) ...........................           162,100         8,510,250
SMTC Corp. (Canada)(a) .....................           346,800         7,456,200
Tumbleweed Communications Corp.(a) .........           152,200         7,762,200
WatchGuard Technologies, Inc.(a) ...........           236,000        14,160,000
                                                                    ------------
                                                                     161,673,761
                                                                    ------------
Contract Manufacturing-2.2%
DDi Corp.(a) ...............................           355,800        15,744,150
Semtech Corp.(a) ...........................           290,800        12,540,750
                                                                    ------------
                                                                      28,284,900
                                                                    ------------
Internet-1.6%
Docent, Inc.(a) ............................             5,400            98,888
Excalibur Technologies Corp.(a) ............           136,100         9,144,219
Packeteer, Inc.(a) .........................           157,500         5,975,156
Selectica, Inc.(a) .........................            65,000         2,591,875
Virage, Inc.(a) ............................           186,200         3,142,125
                                                                    ------------
                                                                      20,952,263
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                  Shares            Value
--------------------------------------------------------------------------------

Networking Software-1.9%
Predictive Systems, Inc.(a) ..................          239,000     $  4,615,688
SonicWALL, Inc.(a) ...........................          424,800       12,106,800
Stratos Lightwave, Inc.(a) ...................          250,500        8,078,625
                                                                    ------------
                                                                      24,801,113
                                                                    ------------
Semi-Conductor Capital Equipment-2.6%
Credence Systems Corp.(a) ....................          275,400        8,262,000
Internet Security Systems, Inc.(a) ...........          134,200       10,081,775
MKS Instruments, Inc.(a) .....................          242,000        6,624,750
Varian Semiconductor Equipment
   Associates, Inc.(a) .......................          211,000        7,899,312
                                                                    ------------
                                                                      32,867,837
                                                                    ------------
Semi-Conductor Components-5.8%
ASAT Holdings, Ltd. ADR(a) ...................          755,200        4,956,000
Elantec Semiconductor, Inc.(a) ...............          229,000       22,814,125
Fairchild Semiconductor Corp.(a) .............          392,200       11,030,625
International Rectifier Corp.(a) .............          152,800        7,725,950
Intersil Holding Corp.(a) ....................          305,800       15,251,775
Marvell Technology Group, Ltd. (Bermuda)(a) ..           46,700        3,601,738
Virata Corp.(a) ..............................          122,500        8,100,312
                                                                    ------------
                                                                      73,480,525
                                                                    ------------
Miscellaneous-3.6%
Aeroflex, Inc.(a) ............................          192,450        9,357,881
Amphenol Corp. Cl.A(a) .......................          147,800        8,415,363
Exar Corp.(a) ................................          218,900       26,486,900
TTM Technologies, Inc.(a) ....................           94,800        2,227,800
                                                                    ------------
                                                                      46,487,944
                                                                    ------------
                                                                     458,765,574
                                                                    ------------
Health Care-23.1%
Biotechnology-4.6%
Abgenix, Inc.(a) .............................           79,500        6,424,594
Cephalon, Inc.(a) ............................          198,600        9,632,100
Ciphergen Biosystems, Inc.(a) ................           14,400          460,800
Discovery Partners International(a) ..........          160,500        3,260,156
Enzon, Inc.(a) ...............................           88,600        5,847,600
Genomic Solutions, Inc.(a) ...................          413,200        7,101,875
Intermune Pharmaceuticals, Inc.(a) ...........          151,400        8,213,450
Tanox, Inc.(a) ...............................          201,300        6,819,037
Titan Pharmaceuticals, Inc.(a) ...............           13,400          871,000
Trimeris, Inc.(a) ............................          143,100       10,008,056
                                                                    ------------
                                                                      58,638,668
                                                                    ------------
Drugs-6.4%
Alpharma, Inc. Cl.A ..........................          281,000       17,176,125
Aurora Biosciences Corp.(a) ..................          116,400        7,915,200
Barr Laboratories, Inc.(a) ...................           94,900        6,293,056
King Pharmaceuticals, Inc.(a) ................          719,787       24,067,878
Matrix Pharmaceutical, Inc.(a) ...............          552,300        8,595,169


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Medicis Pharmaceutical Corp. Cl.A(a) .......           198,700      $ 12,220,050
Noven Pharmaceuticals, Inc.(a) .............           114,300         4,886,325
                                                                    ------------
                                                                      81,153,803
                                                                    ------------
Medical Products-2.1%
Cytyc Corp.(a) .............................           263,600        11,367,750
INAMED Corp.(a) ............................           251,500         7,073,438
Sybron International Corp.(a) ..............           373,100         8,954,400
                                                                    ------------
                                                                      27,395,588
                                                                    ------------
Medical Services-9.2%
AmeriSource Health Corp. Cl.A(a) ...........           294,800        13,855,600
Bindley Western Industries, Inc. ...........           444,600        14,227,200
Caremark Rx, Inc.(a) .......................           965,900        10,866,375
Laboratory Corp. of America Holdings .......           124,900        14,956,775
LifePoint Hospitals, Inc.(a) ...............           494,000        17,537,000
Orthodontic Centers of America, Inc.(a) ....           230,700         7,685,194
Priority Healthcare Corp. Cl.B(a) ..........           236,000        17,995,000
Quest Diagnostics, Inc.(a) .................            67,000         7,688,250
Universal Health Services, Inc. Cl.B(a) ....           145,100        12,424,187
                                                                    ------------
                                                                     117,235,581
                                                                    ------------
Miscellaneous-0.8%
Tektronix, Inc. ............................           135,200        10,385,050
                                                                    ------------
                                                                     294,808,690
                                                                    ------------
Consumer Services-20.2%
Apparel-0.6%
The Men's Wearhouse, Inc.(a) ...............           260,950         7,388,147
                                                                    ------------

Broadcasting & Cable-1.3%
Entravision Communications Corp. Cl.A(a) ...           714,400        12,412,700
ValueVision International, Inc. Cl.A(a) ....           178,700         4,489,838
                                                                    ------------
                                                                      16,902,538
                                                                    ------------
Cellular Communications-1.4%
o2wireless Solutions, Inc.(a) ..............           181,100         3,497,494
SBA Communications Corp. Cl.A(a) ...........           340,100        14,262,943
                                                                    ------------
                                                                      17,760,437
                                                                    ------------
Entertainment & Leisure-1.7%
Ackerley Group, Inc. .......................           466,700         4,667,000
Imax Corp. (Canada)(a) .....................           302,600         5,125,287
Penton Media, Inc. .........................           420,600        11,566,500
                                                                    ------------
                                                                      21,358,787
                                                                    ------------
Printing & Publishing-0.5%
Barnes & Noble, Inc.(a) ....................           321,300         6,325,594
                                                                    ------------

Restaurants & Lodging-0.2%
Orient-Express Hotels, Ltd. Cl.A(a) ........           137,100         2,639,175
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Retail - General Merchandise-3.5%
BJ's Wholesale Club, Inc.(a) ...............           425,400      $ 14,516,775
Fred's, Inc. Cl.A ..........................           235,400         5,281,787
Group 1 Automotive, Inc.(a) ................           682,800         7,425,450
MSC Industrial Direct Co., Inc. Cl.A(a) ....           627,700         9,572,425
Ultimate Electronics, Inc.(a) ..............            63,900         2,627,888
Venator Group, Inc.(a) .....................           437,500         5,414,062
                                                                    ------------
                                                                      44,838,387
                                                                    ------------
Miscellaneous-11.0%
Career Education Corp.(a) ..................           288,400        12,833,800
CDW Computer Centers, Inc.(a) ..............           144,900         9,998,100
ChoicePoint, Inc.(a) .......................           203,312         9,326,938
DigitalThink, Inc.(a) ......................           174,100         7,333,962
Dycom Industries, Inc.(a) ..................           426,350        17,746,819
FirstService Corp. (Canada)(a) .............           510,200         6,632,600
Iron Mountain, Inc.(a) .....................           474,900        17,571,300
Michaels Stores, Inc.(a) ...................           313,400        12,536,000
Optimal Robotics Corp. Cl.A (Canada)(a) ....            39,900         1,605,975
PC Connection, Inc.(a) .....................           253,900        14,472,300
Rent-Way, Inc.(a) ..........................           369,300        11,217,487
ScanSource, Inc.(a) ........................           132,700         7,082,863
TeleSpectrum Worldwide, Inc.(a) ............         1,773,300         1,108,313
West TeleServices Corp.(a) .................           527,900        11,613,800
                                                                    ------------
                                                                     141,080,257
                                                                    ------------
                                                                     258,293,322
                                                                    ------------
Energy-4.9%
Domestic Producers-0.8%
Barrett Resources Corp.(a) .................           262,300         9,918,219
                                                                    ------------

Oil Service-1.4%
Santa Fe International Corp. ...............           178,900         8,061,681
Spinnaker Exploration Co.(a) ...............           307,800        10,734,525
                                                                    ------------
                                                                      18,796,206
                                                                    ------------
Pipelines-1.8%
Kinder Morgan, Inc. ........................           174,000         7,123,125
Maverick Tube Corp.(a) .....................           296,500         7,986,969
Patterson Energy, Inc.(a) ..................           226,300         7,779,062
                                                                    ------------
                                                                      22,889,156
                                                                    ------------
Miscellaneous-0.9%
Newfield Exploration Co.(a) ................           246,000        11,485,125
                                                                    ------------
                                                                      63,088,706
                                                                    ------------
Finance-4.7%
Banking-Regional-1.0%
Greater Bay Bancorp ........................            93,900         6,520,181
Silicon Valley Bancshares(a) ...............           117,300         6,830,892
                                                                    ------------
                                                                      13,351,073
                                                                    ------------


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Brokerage & Money Management-0.2%
Southwest Bancorporation of Texas, Inc.(a) .....          62,500     $ 2,042,969
                                                                     -----------

Insurance-1.6%
Reinsurance Group of America, Inc. .............         434,900      14,895,325
StanCorp Financial Group, Inc. .................         128,800       5,506,200
                                                                     -----------
                                                                      20,401,525
                                                                     -----------
Miscellaneous-1.9%
CompuCredit Corp.(a) ...........................         299,600      16,805,687
Investment Technology Group, Inc.(a) ...........         176,900       7,064,944
                                                                     -----------
                                                                      23,870,631
                                                                     -----------
                                                                      59,666,198
                                                                     -----------
Capital Goods-4.3%
Electrical Equipment-1.6%
Active Power, Inc.(a) ..........................          59,200       3,670,400
C&D Technologies, Inc. .........................         306,000      17,365,500
                                                                     -----------
                                                                      21,035,900
                                                                     -----------
Pollution Control-0.9%
Tetra Tech, Inc.(a) ............................         392,800      11,219,350
                                                                     -----------
Miscellaneous-1.8%
Carlisle Cos., Inc. ............................         226,500       9,399,750
L-3 Communications Holdings, Inc.(a) ...........         236,700      13,373,550
                                                                     -----------
                                                                      22,773,300
                                                                     -----------
                                                                      55,028,550
                                                                     -----------
Utilities-3.1%
Telephone Utility-0.6%
Millicom International Cellular, SA
   (Luxembourg)(a) .............................         217,100       7,720,619
                                                                     -----------
Miscellaneous-2.5%
Dobson Communications Corp. Cl.A(a) ............         177,300       2,604,094
FLAG Telecom Holdings, Ltd. (Bermuda)(a) .......         422,400       4,646,400
GT Group Telecom, Inc. Cl.B(a) .................         406,500       5,360,719
Mpower Communications Corp.(a) .................         440,100       3,837,122
Net2000 Communications, Inc.(a) ................         816,600       5,205,825
Proton Energy Systems, Inc.(a) .................          19,100         546,737
Rural Cellular Corp. Cl.A(a) ...................         142,600       9,714,625
                                                                     -----------
                                                                      31,915,522
                                                                     -----------
                                                                      39,636,141
                                                                     -----------
Basic Industry-1.7%
Chemicals-1.0%
OM Group, Inc. .................................         299,400      13,061,325
                                                                     -----------
Paper & Forest Products-0.7%
Pactiv Corp.(a) ................................         812,000       9,084,250
                                                                     -----------
                                                                      22,145,575
                                                                     -----------


--------------------------------------------------------------------------------
14 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                     (000)               Value
--------------------------------------------------------------------------------------
Transportation-1.0%
Shipping-1.0%
Expeditors International of Washington, Inc. ....        281,700      $    12,694,106
                                                                      ---------------

Consumer Manufacturing-0.9%
Auto & Related-0.4%
Tower Automotive, Inc.(a) .......................        502,200            4,708,125
                                                                      ---------------

Miscellaneous-0.5%
Concord Camera Corp.(a) .........................        244,700            6,270,438
                                                                      ---------------
                                                                           10,978,563
                                                                      ---------------
Total Common Stocks
   (cost $1,087,175,646) ........................                       1,275,105,425
                                                                      ---------------

Short-Term Investment-1.0%
Time Deposit-1.0%
State Street Euro Dollar
   6.00%, 10/02/00
   (amortized cost $12,321,000) .................     $   12,321           12,321,000
                                                                      ---------------

Total Investments-100.8%
   (cost $1,099,496,646) ........................                       1,287,426,425
Other assets less liabilities-(0.8%) ............                         (10,461,220)
                                                                      ---------------
Net Assets-100% .................................                     $ 1,276,965,205
                                                                      ===============


(a) Non-income producing security.
    Glossary:
    ADR - American Depositary Receipt
    See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 15

---------------------------------
STATEMENT OF ASSETS & Liabilities
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2000

Assets
Investments in securities, at value
   (cost $1,099,496,646) ...............................................     $ 1,287,426,425
Cash ...................................................................           1,236,986
Receivable for investment securities sold ..............................          21,078,882
Receivable for capital stock sold ......................................           1,286,932
Dividends and interest receivable ......................................             223,047
                                                                             ---------------
Total assets ...........................................................       1,311,252,272
                                                                             ---------------
Liabilities
Payable for investment securities purchased ............................          26,413,348
Advisory fee payable ...................................................           3,214,539
Payable for capital stock redeemed .....................................           3,078,677
Distribution fee payable ...............................................             666,591
Accrued expenses .......................................................             913,912
                                                                             ---------------
Total liabilities ......................................................          34,287,067
                                                                             ---------------
Net Assets .............................................................     $ 1,276,965,205
                                                                             ===============
Composition of Net Assets
Shares of capital stock, at par ........................................     $        88,564
Additional paid-in capital .............................................       1,057,528,954
Accumulated net investment loss ........................................                (330)
Accumulated net realized gain on investment
   transactions ........................................................          31,418,238
Net unrealized appreciation of investments .............................         187,929,779
                                                                             ---------------
                                                                             $ 1,276,965,205
                                                                             ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($458,007,882 / 14,888,657 shares of capital stock
   issued and outstanding) .............................................              $30.76
Sales charge--4.25% of public offering price ...........................                1.37
                                                                                      ------
Maximum offering price .................................................              $32.13
                                                                                      ======
Class B Shares
Net asset value and offering price per share
   ($546,302,258 / 20,012,346 shares of capital stock
   issued and outstanding) .............................................              $27.30
                                                                                      ======
Class C Shares
Net asset value and offering price per share
   ($137,241,519 / 5,022,563 shares of capital stock
   issued and outstanding) .............................................              $27.32
                                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($135,413,546 / 4,358,642 shares of capital stock
   issued and outstanding) .............................................              $31.07
                                                                                      ======

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE QUASAR FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $5,620) .............................   $  2,263,692
Interest ...........................................      1,467,518    $   3,731,210
                                                       ------------
Expenses
Advisory fee .......................................     13,554,246
Distribution fee - Class A .........................      1,300,882
Distribution fee - Class B .........................      5,604,349
Distribution fee - Class C .........................      1,526,604
Transfer agency ....................................      4,112,222
Printing ...........................................        707,286
Custodian ..........................................        291,634
Administrative .....................................        129,000
Registration .......................................         93,600
Audit and legal ....................................         72,670
Directors' fees ....................................         23,000
Miscellaneous ......................................         61,500
                                                       ------------
Total expenses .....................................     27,476,993
Less: expense offset arrangement
   (see Note B) ....................................       (155,302)
                                                       ------------
Net expenses .......................................                      27,321,691
                                                                       -------------
Net investment loss ................................                     (23,590,481)
                                                                       -------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment transactions .......                     172,570,882
Net change in unrealized appreciation/
   depreciation of investments .....................                     203,728,087
                                                                       -------------
Net gain on investments ............................                     376,298,969
                                                                       -------------
Net Increase in Net Assets
   from Operations .................................                   $ 352,708,488
                                                                       =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended         Year Ended
                                                 September 30,      September 30,
                                                     2000               1999
                                                ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .........................   $   (23,590,481)   $   (20,698,529)
Net realized gain (loss) on investment
   transactions .............................       172,570,882       (106,576,025)
Net change in unrealized appreciation/
   depreciation of investments and
   other assets .............................       203,728,087        329,590,064
                                                ---------------    ---------------
Net increase in net assets from
   operations ...............................       352,708,488        202,315,510
Distributions to Shareholders from:
Net realized gain on investments
   Class A ..................................                -0-       (22,822,927)
   Class B ..................................                -0-       (32,223,330)
   Class C ..................................                -0-        (9,594,700)
   Advisor Class ............................                -0-        (9,530,738)
Capital Stock Transactions
Net decrease ................................      (513,742,064)      (167,508,661)
                                                ---------------    ---------------
Total decrease ..............................      (161,033,576)       (39,364,846)
Net Assets
Beginning of period .........................     1,437,998,781      1,477,363,627
                                                ---------------    ---------------
End of period ...............................   $ 1,276,965,205    $ 1,437,998,781
                                                ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2000

NOTE A

Significant Accounting Policies

Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $129,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,345,482 for the year ended September 30, 2000.

For the year ended September 30, 2000, the Fund's expenses were reduced by $155,302 under an expense offset arrangement with Alliance Fund Services, Inc.


--------------------------------------------------------------------------------
20 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $57,392, $2,330,398 and $67,324 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2000.

Brokerage commissions paid on investment transactions for the year ended September 30, 2000 amounted to $5,108,394, of which $315,593 was paid to Donaldson Lufkin & Jenrette Securities Corp., directly and none was paid to the Pershing Division of Donaldson Lufkin & Jenrette Securities Corp., affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,760,319 and $1,913,954 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,123,303,384 and $2,618,446,961, respectively, for the year ended September 30, 2000. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 2000.

At September 30, 2000, the cost of investments for federal income tax purposes was $1,101,564,521. Accordingly, gross unrealized appreciation of investments was $277,643,752 and gross unrealized depreciation of investments was $91,781,848, resulting in net unrealized appreciation of $185,861,904.

The Fund utilized $57,376,477 of capital loss carryover in the current year.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $84,215,560 during the fiscal year 2000. To the extent that the carryover losses are used to offset future capital gain, it is probable that gain will not be distributed to shareholders.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

-------------------------------------------------------------------------------------------------

                     --------------------------------       -------------------------------------
                                   Shares                                   Amount
                     --------------------------------       -------------------------------------
                        Year Ended         Year Ended            Year Ended            Year Ended
                     September 30,      September 30,         September 30,         September 30,
                              2000               1999                  2000                  1999
                     ----------------------------------------------------------------------------
Class A
Shares sold             71,452,610         98,790,378       $ 1,917,697,808       $ 2,400,686,846
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 -0-           905,363                    -0-           20,225,926
-------------------------------------------------------------------------------------------------
Shares converted
  from Class B             121,389            207,656             3,274,845             5,081,272
-------------------------------------------------------------------------------------------------
Shares redeemed        (78,384,306)      (100,436,418)       (2,114,290,137)       (2,454,577,511)
-------------------------------------------------------------------------------------------------
Net decrease            (6,810,307)          (533,021)      $  (193,317,484)      $   (28,583,467)
=================================================================================================

Class B
Shares sold              5,124,914         10,825,928       $   123,708,117       $   234,278,096
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 -0-         1,502,631                    -0-           30,216,175
-------------------------------------------------------------------------------------------------
Shares converted
  to Class A              (136,146)          (230,997)           (3,274,845)           (5,081,272)
-------------------------------------------------------------------------------------------------
Shares redeemed        (12,548,624)       (15,515,244)         (302,334,990)         (336,327,068)
-------------------------------------------------------------------------------------------------
Net decrease            (7,559,856)        (3,417,682)      $  (181,901,718)      $   (76,914,069)
=================================================================================================

Class C
Shares sold              7,065,746         15,173,234       $   173,913,714       $   331,891,743
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 -0-           445,616                    -0-            8,970,452
-------------------------------------------------------------------------------------------------
Shares redeemed         (9,920,589)       (16,765,900)         (243,910,007)         (368,024,477)
-------------------------------------------------------------------------------------------------
Net decrease            (2,854,843)        (1,147,050)      $   (69,996,293)      $   (27,162,282)
=================================================================================================

-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

-------------------------------------------------------------------------------------------

                    -------------------------------       ---------------------------------
                                 Shares                                 Amount
                    -------------------------------       ---------------------------------
                       Year Ended        Year Ended          Year Ended          Year Ended
                    September 30,     September 30,       September 30,       September 30,
                             2000              1999                2000                1999
                    -----------------------------------------------------------------------
Advisor Class
Shares sold             3,760,199        15,459,710       $ 101,412,439       $ 362,260,667
-------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                -0-          413,259                  -0-          9,281,785
-------------------------------------------------------------------------------------------
Shares redeemed        (6,259,137)      (16,841,169)       (169,939,008)       (406,391,295)
-------------------------------------------------------------------------------------------
Net decrease           (2,498,938)         (968,200)      $ (68,526,569)      $ (34,848,843)
===========================================================================================

-------------------------------------------------------------------------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2000.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                        --------------------------------------------------------------------------------------------
                                                                                 Class A
                                        --------------------------------------------------------------------------------------------
                                                                         Year Ended September 30,
                                        --------------------------------------------------------------------------------------------
                                             2000                1999                1998                1997               1996
                                        --------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ............      $   23.84           $   22.27           $   30.37           $   27.92          $   24.16
                                        --------------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss ..............           (.38)(a)            (.22)(a)            (.17)(a)            (.24)(a)           (.25)
Net realized and unrealized
  gain (loss) on investment
  transactions ...................           7.30                2.80               (6.70)               6.80               8.82
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .....................           6.92                2.58               (6.87)               6.56               8.57
                                        --------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .................             -0-              (1.01)              (1.23)              (4.11)             (4.81)
                                        --------------------------------------------------------------------------------------------
Net asset value,
  end of period ..................      $   30.76           $   23.84           $   22.27           $   30.37          $   27.92
                                        ============================================================================================
Total Return
Total investment return
  based on net asset
  value(b) .......................          29.03%              11.89%             (23.45)%             27.81%             42.42%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................      $ 458,008           $ 517,289           $ 495,070           $ 402,081          $ 229,798
Ratio to average net assets of:
  Expenses .......................           1.68%(c)            1.69%(c)            1.61%(c)            1.67%              1.79%
  Net investment loss ............          (1.39)%              (.90)%              (.59)%              (.91)%            (1.11)%
Portfolio turnover rate ..........            160%                 91%                109%                135%               168%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                        --------------------------------------------------------------------------------------------
                                                                                 Class B
                                        --------------------------------------------------------------------------------------------
                                                                         Year Ended September 30,
                                        --------------------------------------------------------------------------------------------
                                             2000                1999                1998                1997               1996
                                        --------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ............      $   21.32           $   20.17           $   27.83           $   26.13          $   23.03
                                        --------------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss ..............           (.52)(a)            (.37)(a)            (.36)(a)            (.42)(a)           (.20)
Net realized and unrealized
  gain (loss) on investment
  transactions ...................           6.50                2.53               (6.07)               6.23               8.11
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .....................           5.98                2.16               (6.43)               5.81               7.91
                                        --------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .................             -0-              (1.01)              (1.23)              (4.11)             (4.81)
                                        --------------------------------------------------------------------------------------------
Net asset value,
  end of period ..................      $   27.30           $   21.32           $   20.17           $   27.83          $   26.13
                                        ============================================================================================
Total Return
Total investment return
  based on net asset
  value(b) .......................          28.05%              11.01%             (24.03)%             26.70%             41.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................      $ 546,302           $ 587,919           $ 625,147           $ 503,037          $ 112,490
Ratio to average net assets of:
  Expenses .......................           2.44%(c)            2.46%(c)            2.39%(c)            2.51%              2.62%
  Net investment loss ............          (2.16)%             (1.68)%             (1.36)%             (1.73)%            (1.96)%
Portfolio turnover rate ..........            160%                 91%                109%                135%               168%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                        --------------------------------------------------------------------------------------------
                                                                                 Class C
                                        --------------------------------------------------------------------------------------------
                                                                         Year Ended September 30,
                                        --------------------------------------------------------------------------------------------
                                             2000                1999                1998                1997              1996
                                        --------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ............      $   21.34           $   20.18           $   27.85           $   26.14          $  23.05
                                        --------------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment loss ..............           (.52)(a)            (.36)(a)            (.35)(a)            (.42)(a)          (.20)
Net realized and unrealized
  gain (loss) on investment
  transactions ...................           6.50                2.53               (6.09)               6.24              8.10
                                        --------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .....................           5.98                2.17               (6.44)               5.82              7.90
                                        --------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .................             -0-              (1.01)              (1.23)              (4.11)            (4.81)
                                        --------------------------------------------------------------------------------------------
Net asset value,
  end of period ..................      $   27.32           $   21.34           $   20.18           $   27.85          $  26.14
                                        ============================================================================================
Total Return
Total investment return
  based on net asset
  value(b) .......................          28.02%              11.05%             (24.05)%             26.74%            41.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................      $ 137,242           $ 168,120           $ 182,110           $ 145,494          $ 28,541
Ratio to average net assets of:
  Expenses .......................           2.43%(c)            2.45%(c)            2.38%(c)            2.50%             2.61%
  Net investment loss ............          (2.12)%             (1.66)%             (1.35)%             (1.72)%           (1.94)%
Portfolio turnover rate ..........            160%                 91%                109%                135%              168%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                  --------------------------------------------------------------------------
                                                                                 Advisor Class
                                                  --------------------------------------------------------------------------
                                                                                                                  October 2,
                                                                  Year Ended September 30,                        1996(d) to
                                                  -----------------------------------------------------        September 30,
                                                       2000                  1999                  1998                 1997
                                                  --------------------------------------------------------------------------
Net asset value, beginning of period .....        $   24.01             $   22.37             $   30.42             $  27.82
                                                  --------------------------------------------------------------------------
Income from Investment Operations
Net investment loss(a) ...................             (.30)                 (.15)                 (.09)                (.17)
Net realized and unrealized gain (loss)
  on investment transactions .............             7.36                  2.80                 (6.73)                6.88
                                                  --------------------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ..................             7.06                  2.65                 (6.82)                6.71
                                                  --------------------------------------------------------------------------
Less: Distributions
Distributions from net realized gains ....               -0-                (1.01)                (1.23)               (4.11)
                                                  --------------------------------------------------------------------------
Net asset value, end of period ...........        $   31.07             $   24.01             $   22.37             $  30.42
                                                  ==========================================================================
Total Return
Total investment return based on net
  asset value(b) .........................            29.40%                12.16%               (23.24)%              28.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................        $ 135,414             $ 164,671             $ 175,037             $ 62,455
Ratio to average net assets of:
  Expenses ...............................             1.39%(c)              1.42%(c)              1.38%(c)             1.58%(e)
  Net investment loss ....................            (1.08)%                (.62)%                (.32)%               (.74)%(e)
Portfolio turnover rate ..................              160%                   91%                  109%                 135%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                  Year Ended September 30,
                                         ---------------------------------------
                                             2000           1999           1998
                                         ---------------------------------------
Class A                                      1.67%          1.68%          1.60%
Class B                                      2.42%          2.45%          2.38%
Class C                                      2.42%          2.44%          2.37%
Advisor Class                                1.38%          1.41%          1.37%

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 27

------------------------------------------------
REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
------------------------------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Quasar Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
November 10, 2000


--------------------------------------------------------------------------------
28 o ALLIANCE QUASAR FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

equity

Another term for stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

small-capitalization or small-cap company

Refers to a company with a relatively small market capitalization.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
30 o ALLIANCE QUASAR FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce K. Aronow, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE QUASAR FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
All-Market Advantage Fund
ACM Government Income Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 33

Alliance Quasar Fund                                           -----------------
1345 Avenue of the Americas                                        BULK RATE
New York, NY 10105                                               U.S. POSTAGE
(800) 221-5672                                                       PAID
                                                                 New York, NY
                                                                Permit No. 7131
                                                               -----------------

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QSRAR900